Exhibit 99.9


                                                      [LOGO OF JPMORGAN CHASE]

                                Cap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

                           JPMORGAN CHASE BANK, N.A.
                           ("JPMorgan" or "Party A")

                                      and

                         COUNTRYWIDE HOME LOANS, INC.
                       (the "Counterparty" or "Party B")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

JPMorgan and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency- Cross Border) form (the "Form Master Agreement"). A Form Master Agreement shall be deemed to have been executed by JPMorgan and Counterparty on the date we entered into this Transaction. All provisions contained in, or incorporated by reference to, the Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the Form Master Agreement, this Agreement shall prevail for purposes of this Transaction.



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The terms of the particular Cap Transaction to which this Confirmation relates are as follows:


A.  TRANSACTION DETAILS

JPMorgan Deal Number(s):                 2000005078372, 2000005078373

Notional Amount:                         As set forth as the Notional Balance
                                         in the Notional Amount Schedule hereto.

Trade Date:                              24 July 2006

Effective Date:                          28 July 2006

Termination Date:                        25 May 2008 subject to adjustment in
                                         accordance with the Following Business
                                         Day Convention.

Fixed Amount:

Fixed Rate Payer:                        Counterparty
Fixed Amount:                            USD 10,000.00
Fixed Rate Payer Payment Date:           26 July 2006

Floating Amounts:

Floating Rate Payer:                     JPMorgan

Floating Amounts:                        To be determined in accordance with
                                         the following formula:

                                         Greater of (i) (Floating Rate-Cap
                                         Rate)*Floating Rate Payer Calculation
                                         Amount*Floating Rate Day Count
                                         Fraction; and (ii) zero

Cap Rate:                                The Strike as set forth in the
                                         Notional Amount Schedule on page 4
                                         hereof.

Floating Rate Payer Calculation Amount:  The Notional Amount multiplied as set forth in the Notional Amount Schedule
                                         on page 4 hereof.

Floating Rate Payer Payment Dates:       One New York Business Day prior to
                                         each Period End Date


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Floating Rate Payer Payment Dates:       The 25 August, 25 September,
                                         25 October, 25 November, 25 December,
                                         25 January, 25 February, 25 March,
                                         25 April, 25 May, 25 June and 25 July
                                         in each year, from and including
                                         25 August 2006 to and including the
                                         Termination Date, subject to
                                         adjustment in accordance with the
                                         Following Business Day Convention and
                                         there will be an adjustment to the
                                         Calculation Period.

Floating Rate Option:                    USD-LIBOR-BBA; provided, however, that
                                         if the Floating Rate determined from
                                         such Floating Rate Option for any
                                         Calculation Period is greater than
                                         9.00000% then the Floating Rate for
                                         such Calculation Period shall be
                                         deemed equal to 9.00000%.

Designated Maturity:                     1 Month

Spread:                                  None

Floating Rate Day Count Fraction:        Actual/360 (adjusted)

Reset Dates:                             The first day of each Calculation
                                         Period.

Compounding:                             Inapplicable

Business Days:                           New York

Calculation Agent:                       JPMorgan, provided however, that if an
                                         Event of Default occurs with respect
                                         to JPMorgan, then Counterparty shall
                                         be entitled to appoint a financial
                                         institution which would qualify as a
                                         Reference Market-Maker to act as
                                         Calculation Agent (such financial
                                         institution subject to JPMorgan's
                                         consent).



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                                                      [LOGO OF JPMORGAN CHASE]

NOTIONAL AMOUNT SCHEDULE:

 Period Start Date     Period End Date     Notional Amount         Strike
 -----------------     ---------------     ---------------         ------
     7/28/2006            8/25/2006          128,246,000           7.48527
     8/25/2006            9/25/2006          126,486,575           6.76094
     9/25/2006           10/25/2006          123,950,218           6.98636
     10/25/2006          11/25/2006          120,634,083           6.76105
     11/25/2006          12/25/2006          116,537,314           6.98648
     12/25/2006           1/25/2007          111,662,941           6.76117
     1/25/2007            2/25/2007          106,017,987           6.76122
     2/25/2007            3/25/2007          99,613,551            7.48571
     3/25/2007            4/25/2007          92,465,320            6.76134
     4/25/7007            5/25/2007          84,594,725            6.98679
     5/25/2007            6/25/2007          76,711,661            6.76128
     6/25/2007            7/25/2007          69,060,861            6.97311
     7/25/2007            8/25/2007          61,553,515            6.68529
     8/25/2007            9/25/2007          54,184,543            6.68500
     9/25/2007           10/25/2007          46,954,529            6.90785
     10/25/2007          11/25/2007          39,860,885            6.68503
     11/25/2007          12/25/2007          32,901,060            6.90788
     12/25/2007           1/25/2008          26,072,552            6.68505
     1/25/2008            2/25/2008          19,372,901            6.68507
     2/25/2008            3/25/2008          12,799,697            7.14612
     3/25/2008            4/25/2008           6,350,573            6.68509
     4/25/2008            5/25/2008            23,206              6.90794

B. Provisions Deemed Incorporated in a Schedule to the Form Master Agreement

      1) The parties agree that subparagraph (ii) of Section 2(c) of the Form Master Agreement will apply to the Transaction

      2) Termination Provisions

            (a) "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and
      Section 5(b)(iv): Not Applicable.

            (b) "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section (b)(iv): Not Applicable.

            (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

            (d) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

            (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

            (f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.


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                                                      [LOGO OF JPMORGAN CHASE]

            (g) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Section 5-1401 and 5-1402 of the New York General Obligations Law).

            (h) The phrase "Termination Currency" means United States Dollars.

            (i) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

      3) Tax Representations: Not Applicable.

      4) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5
            (b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

      5) Address for Notices: For the purposes of Section 12(a) of the Agreement

            (a) Address for notices or communication to JPMorgan:

                               Global Derivatives Operations
                               500 Stanton Chrisriana Rd.
                               2/OPS2
                               Newark, DE 19713-2107

            (b) Address for notices or communication to Counterparty:

                               4500 Park Granada
                               Mail Stop CH-143
                               Calabasas, CA 91302
                  Attention:   Mr. Jeff Staab
                  Facsimile:   818-225-3898
                  Phone:       818-225-3279

      6) Process Agent. For the purpose of Section 13(c):

            JPMorgan appoints as its
            Process Agent:                Not Applicable


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                                                      [LOGO OF JPMORGAN CHASE]

            The Counterparty appoints as it
            Process Agent:                Not Applicable

      7)    Multibranch Party.  For the purpose of Section 10(c) of this
            Agreement:

            JPMorgan is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

      8)    Credit Support Document

            in relation to Party A:  Not Applicable.
            In relation to Party B:  Not Applicable.

      9)    Credit Support Provider

            In relation to Party A:  Not Applicable.
            In relation to Party B:  Not Applicable.

      10) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if the form Master Agreement had been executed with the invalid or unenforceable portion eliminated, so long as the form Master Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of the form Master Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavour to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

      11) Section 3 of the Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                        Each party represents to the other party on each date when it enters into a transaction that:--

                  (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing end able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.



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                                                      [LOGO OF JPMORGAN CHASE]

                  (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise."

      12) Waiver of Right to Trial by Jury.

            EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION AND THE FORM MASTER AGREEMENT.

      13) Eligible Contract Participant.

            Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

C.  ACCOUNT DETAILS

Payments to JPMorgan in USD:        JPMORGAN CHASE BANK NA
                                    JPMORGAN CHASE BANK NA
                                    BIC:  CHASUS33XXX
                                    AC No:  099997979


Payments to Counterparty in USD:    As per your standard settlement
                                    instructions.

D.  OFFICES

JPMorgan:                           NEW YORK

Counterparty:                       PASADENA

E.  DOCUMENTS TO BE DELIVERED

Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

F.  RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.


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                                                      [LOGO OF JPMORGAN CHASE]

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c) Status of Parties. The other parry is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 2000005078372, 2000005078373

JPMorgan Chase Bank, N.A.



        /s/ Carmine Pilla
------------------------------------
Name:   Carmine Pilla
        ----------------------------
Title:  Vice President
        ----------------------------


Accepted and confirmed as of the date
first written:
COUNTRYWIDE HOME LOANS,
INC.



        /s/ Brad Coburn
------------------------------------
Name:   Brad Coburn
        ----------------------------
Title:  Managing Director
        ----------------------------
Your reference number:
                        ------------




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                                                      [LOGO OF JPMORGAN CHASE]

Client Service Group
--------------------
All queries regarding confirmations, should be sent to:

JPMorgan Chase Bank, N.A.

Contacts
--------
JPMorgan Contact         Telephone Number

Client Service Group     (001 ) 3026344960

Group E-mail address:
Facsimile:               (001 ) 888 803 3606
Telex:
Cable:

Please quote the JPMorgan deal number(s):  2000005078372, 2000005078373.